GLOBAL UTILITY FUND, INC.



                       Statement of Additional Information
            dated November 29, 1996, as supplemented on March 8, 1997



    Global Utility Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is 1-800-225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated November 29, 1996, a copy of which may be obtained upon request from the Fund at the address or telephone number above.

                                TABLE OF CONTENTS

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                                                                                             CROSS-REFERENCE
                                                                                               TO PAGE IN
                                                                                    PAGE       PROSPECTUS
                                                                                    ----     ---------------


General Information ..............................................................   B-2           21

Investment Objective and Policies ................................................   B-2            8


Investment Restrictions ..........................................................   B-15          14

Information Regarding Directors and Officers .....................................   B-16          15


Management of the Fund ...........................................................   B-18          15

Portfolio Transactions and Brokerage .............................................   B-22          18


Purchase and Redemption of Fund Shares ...........................................   B-23          21


Shareholder Investment Account ...................................................   B-26          30

Net Asset Value ..................................................................   B-29          18

Taxes ............................................................................   B-30          19

Performance Information ..........................................................   B-32          19

Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants ....   B-34          18


Financial Statements .............................................................   B-35           -

Independent Auditors' Report .....................................................   B-47           -

Appendix I-General Investment Information ........................................   I-1            -

Appendix II-Historical Performance Data ..........................................   II-1           -

Appendix III-Information Relating to The Prudential ..............................   III-1          -


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MF150B

                               GENERAL INFORMATION

    Global Utility Fund, Inc. (the Fund), a Maryland corporation, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund was incorporated under the name The Utility Income Fund, Inc. On October 20, 1989 the Fund changed its name to Global Utility Fund, Inc. The Fund operated as a closed-end fund until February 1, 1991. Since February 4, 1991, the Fund has operated as an open-end fund.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. The Fund's total return will consist of current income and growth of capital. Wellington Management Company, the Fund's subadviser (the Subadviser), will seek to achieve the Fund's objective by investing, under normal circumstances, at least 65% of the Fund's total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved.


UTILITY INDUSTRIES-DESCRIPTION AND RISK FACTORS


    Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Prices are also regulated, with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

    The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Changes in regulations in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. Furthermore, the Subadviser believes that the emergence of competition will result in utility companies potentially earning more than their traditional regulated rates of return. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. The Subadviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

    Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign regulatory systems vary from country to country, and may evolve in ways different from regulation in the United States. See "Foreign Securities" in this Statement of Additional Information and in the Prospectus.

    The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and also in more mature economies. In addition, the economic unification of European markets is expected to improve economic growth, reduce costs and increase competition in Europe, which will result in opportunities for investment by the Fund in European utility industries. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

    The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Subadviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Further descriptions of some of the anticipated opportunities and risks of specific segments within the global utility industries are set forth below.


    ELECTRIC. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many such companies also provide other energy-related services.
Domestic electric utility companies in general recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. For example, in the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations.


    TELECOMMUNICATIONS. The telephone communications industry is a distinct utility industry segment that is subject to different risks and opportunities. Companies that provide telephone services and access to the telephone networks comprise the largest portion of this segment. The telephone industry is large and highly concentrated. Telephone companies in the United States are still experiencing the effects of the break-up of American Telephone & Telegraph Company, which occurred in 1984. Since that date the number of local and long-distance companies and the competition among such companies has increased. In addition, since 1984, companies engaged in telephone communication services have expanded their nonregulated activities into other businesses, including cellular telephone services, data processing, equipment retailing and software services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than have been allowed in traditional regulated businesses. Increasing competition and other structural changes, however, could adversely affect the profitability of such utilities.

    GAS. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruption in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Subadviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

    WATER. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented, because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Subadviser, there may be opportunities for certain companies to acquire other water utility companies. The Subadviser believes that favorable investment opportunities may result from consolidation within this industry.


    There can be no assurance that the positive developments noted above, including those relating to business growth and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.


FOREIGN SECURITIES


    Foreign securities in which the Fund invests generally will be denominated in foreign currencies and will be traded on foreign markets, including foreign stock exchanges. Foreign securities also may include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include, but are not limited to, securities traded in the form of American Depository Receipts (ADRs) and securities registered in the United States by foreign (including Canadian) governmental or private issuers, foreign banks and foreign branches of U.S. banks. These securities also include European Depository Receipts and Global Depository Receipts (EDRs and GDRs, respectively).

    Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. A change in the value of any such currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease investment company taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease investment company taxable income. To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

    The costs attributable to foreign investing that the Fund must bear are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return to investors on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. See "Taxes."


OTHER INVESTMENT STRATEGIES


    At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.


    LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. As described in the Prospectus, consistent with applicable regulatory requirements, the Fund may lend securities valued at up to 30% of its total assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities.


    The Fund may purchase U.S. Government securities and concurrently enter into "repurchase agreements" with the seller of the securities whereby the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount as least equal to the repurchase price, including accrued interest earned on the loan. The collateral will be held by the Fund's custodian bank, either physically or in a book-entry account. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market.

    The Fund will enter into securities lending and repurchase agreement transactions only with parties that meet creditworthiness standards approved by the Fund's Board of Directors. The Subadviser will monitor and evaluate the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a contra-party, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place as much as a month or more after the date of the transaction. The purchase price and other terms of the securities are fixed on the transaction date. Such investments are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such investments in determining its net asset value on each day that net asset value is determined. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the underlying securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or liquid securities having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other assets held in its portfolio, incur a gain or loss due to market fluctuation.


    HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.


    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.


ADDITIONAL INVESTMENT POLICIES


    In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, yield enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on equity and debt securities, indices of prices of equity and debt securities, other financial indices, foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes."


    OPTIONS ON SECURITIES


    The Fund may purchase put and call options and write put and call options on equity and debt securities, aggregates of equity and debt securities or indices of prices thereof, other financial indices and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded in U.S. or foreign over-the-counter (OTC) markets. Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.

    When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

    The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for a gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.


    The Fund may write only "covered" options or options for which it establishes and maintains with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value at least equal to the fluctuating market value of the optioned securities. An option is covered so long as the Fund is obligated as the writer of a call option, to own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option; otherwise the Fund will deposit and maintain with its Custodian in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option.


    The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same exercise price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equivalent in value to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security.


    The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

    The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in a particular option the Fund has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

    Exchange-traded options in the U.S. are issued by clearing organizations affiliated with the Exchange on which the option is listed which, in effect, give their guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase options.

    Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. In that case, the Fund's return will be the premium received from writing the put option, minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money covered put options may be written by the Fund in the same market environments in which call options are written in equivalent buy-and-write transactions.

    The Fund may purchase a call option on a security it intends to acquire in order to hedge against (and thereby benefit from) an anticipated market appreciation in the price of the underlying security at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premium paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premium without gaining an offsetting benefit.

    The Fund may purchase put options on securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on securities to hedge against an anticipated rise in the price it will have to pay for securities it intends to buy in the future. If the market price of the securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by both the amount of the premium paid for the call options and transaction costs.

    The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

    The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the values of such portfolio securities. If the Subadviser's judgement is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. But the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns. If the Subadviser's judgement is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

    The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities, the values of which historically have a high degree of positive correlation to values of securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized immediately above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

    FUTURES CONTRACTS



    The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of equity and debt securities, aggregates of debt securities or indices of prices thereof, aggregates of equity securities or indices of prices thereof, and other financial indices. It may also enter futures contracts for the purchase or sale of foreign currencies (such as the Japanese Yen, the British Pound and the German Mark) or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.


    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

    At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 3 to 15% of the value of the securities or the commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of short futures position) in the contract's value since the preceding day.

    Although futures contracts by their terms may call for the actual delivery or acquisition of underlying securities or currency, in most cases the contractual obligation is extinguished or offset before the expiration of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying securities or currency. In all transactions on a U.S. futures exchange, the Fund will incur brokerage fees and related transaction costs when it purchases or sells futures contracts. The Fund may also incur brokerage fees and related transaction costs when it purchases or sells futures contracts in markets outside the United States.

    The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Subadviser may still not result in a successful transaction.

    In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Subadviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. The Fund may have to sell assets at a time when it may be advantageous or disadvantageous to do so.

    If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts for that purpose on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.


    OPTIONS ON FUTURES CONTRACTS


    The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) put and call options on futures contracts that are traded on U.S. and foreign futures exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash, U.S. Government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

    Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

    The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.


    INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON


    The Fund will purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash, U.S. Government securities, equity securities, or other liquid, unencumbered assets, marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.


    The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

    The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.


    CURRENCY FUTURES AND OPTIONS THEREON


    Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

    The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Subadviser, in purchasing an option, has been correct in its judgement concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.


    OPTIONS ON CURRENCIES


    Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in OTC markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to purchase a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

    As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.


    SPECIAL CHARACTERISTICS OF FORWARD CURRENCY CONTRACTS AND ASSOCIATED RISKS


    The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates. A forward currency contract involves bilateral obligations of one party to purchase, and another party to sell, a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time the contract is entered into.

    The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars per unit of foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

    The Fund also may use forward currency contracts to "lock-in" the U.S. dollar value of portfolio positions, to increase the Fund's exposure to foreign currencies that the Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. The Fund may only cross-hedge using a currency bearing, in the Subadviser's view, a high degree of positive correlation to the currency being hedged.


    The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


    At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

    The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commission are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS


    Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this would limit the ability of the Fund to fully hedge against these risks.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.

    A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call, if such a change causes the closing index value to fall below the exercise price of the option on that index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

    SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON


    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Fund's Subadviser to predict correctly movements in the direction of interest rates and currency exchange rates and other factors affecting markets for securities. If the Subadviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.


    LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



    The Fund will engage in transactions in interest rate and foreign currency futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or the Fund will own an offsetting position in securities, currencies or other options, forward-currency contracts or futures contracts sufficient to ensure that the use of such techniques is unleveraged. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above and the economic limitations that are implicit in the use of futures and options on futures, within these restrictions, only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with rules and regulations of the CFTC and not for speculation.


    Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.


ILLIQUID SECURITIES


    The Fund may not hold more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are not otherwise readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased, directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as foreign convertible securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.





BORROWING


    As stated in the Prospectus, the Fund may borrow an amount up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary or emergency purposes. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets. Upon the vote of the Board of Directors to change the nonfundamental policy described above, the Fund is authorized, at the Subadviser's discretion and under the supervision of the Board of Directors, to borrow from banks amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the specific bank borrowing, which is equivalent to permitting such borrowing to equal 50% of the value of the Fund's net assets.


PORTFOLIO TURNOVER


    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, the Subadviser expects the annual portfolio turnover rate will be less than 100%. For the Fund's fiscal years ended September 30, 1995 and 1996 its portfolio turnover was 15% and 13%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.

                             INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) Invest 25% or more of its total assets in any nonutility industry. (The Fund will invest 25% or more of its total assets in the utility industries as a group. Utility industries for this purpose consist of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.) For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

    (2) Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to U.S. Government agencies and instrumentalities.

    (3) As to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than U.S. Government Securities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.

    (4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions. The Fund may make deposits of margin in connection with futures contracts and options.

    (5) Invest in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided that the Fund may invest in securities issued by foreign investment companies to the extent permitted by the 1940 Act.

    (6) Make short sales of securities or maintain a short position, except in connection with the use of options, futures contracts, options thereon and forward currency contracts.

    (7) Issue senior securities, as defined in the 1940 Act, except that the Fund may borrow money from banks in an amount at the time of the borrowing not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts as described in the Prospectus and collateral arrangements with respect thereto are not considered by the Fund to be the issuances of senior securities; and neither such arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements, are deemed to be the issuance of a senior security.

    (8) Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies, forward currency contracts and options on foreign currencies, futures contracts and options on futures contracts are not considered by the Fund to be transactions in commodities or commodity contracts.

    (9) Make loans, except loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the purchase of debt securities in accordance with the Fund's investment objective and policies are not considered by the Fund to be "loans."

    (10) Make investments for the purpose of exercising control or management over the issuer of any security.

    (11) Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

    If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting in a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                  INFORMATION REGARDING DIRECTORS AND OFFICERS




NAME, ADDRESS+                 POSITION(S) HELD                            PRINCIPAL OCCUPATIONS
  AND AGE                        WITH THE FUND                              DURING PAST 5 YEARS
-------------                  ----------------                            ---------------------



Eugene C. Dorsey (70)              Director          Retired President, Chief Executive Officer and Trustee of
                                                       the Gannett Foundation (now Freedom Forum); former Publisher of four Gannett Newspapers and Vice President of Gannett Company;
                                                       past Chairman, Independent Sector, Washington, D.C. (largest national coalition of philanthropic organizations) (since October
                                                       1989); former Chairman of the American Council for the Arts; Direc-
                                                       tor of the Advisory Board of Chase Manhattan Bank of Rochester,
                                                       and The High Yield Income Fund, Inc.


*Douglas H. McCorkindale (57)      Director          Vice Chairman, Gannett Co. Inc. (publishing and media) (since March
                                                       1984); Director of Gannett Co. Inc., Frontier Corporation and
                                                       Continental Airlines, Inc.

Thomas T. Mooney (55)              Director          President of the Greater Rochester Metro Chamber of Commerce;
55 St. Paul Street                                     former Rochester City Manager; Trustee of Center for
Rochester, NY 14604                                    Governmental Research, Inc.; Director of Blue Cross of Rochester,
                                                       Monroe County Water Authority, Rochester Jobs, Inc., Northeast-
                                                       Midwest Institute, The Business Council of New York State,
                                                       Executive Service Corps of Rochester, Monroe County Industrial
                                                       Development Corporation, First Financial Fund, Inc., The High Yield
                                                       Plus Fund, Inc. and The High Yield Income Fund, Inc.


*Richard A. Redeker (53)           President         Employee of Prudential Investments; formerly President, Chief
751 Broad Street                   and Director        Executive Officer and Director (October 1993-September 1996)
Newark, NJ 07102                                       of Prudential Mutual Fund Management, Inc.; Executive Vice
                                                       President, Director and Member of the Operating Committee
                                                       (October 1993-September 1996), Prudential Securities Incorporated
                                                       (Prudential Securities); Director (October 1993-September 1996) of
                                                       Prudential Securities Group, Inc.; Executive Vice President (January
                                                       1994-September 1996) The Prudential Investment Corporation (PIC);
                                                       Director (January 1994-September 1996) of Prudential Mutual
                                                       Fund Distributors, Inc. (PMFD) and Prudential Mutual Fund
                                                       Services, Inc. (PMFS); formerly Senior Executive Vice President and
                                                       Director (September 1978-September 1993) of Kemper Financial
                                                       Services, Inc.; President and Director of The High Yield Income
                                                       Fund, Inc.


Susan C. Cote' (42)                Vice President    Executive Vice President (since February 1997) and Chief Financial
                                                       Officer (since May 1996) of Prudential Mutual Fund Management
                                                       LLC (PMF or the Manager); Managing Director, Prudential Investments
                                                       and Vice  President, PIC (February 1995-May 1996); Senior Vice President
                                                       (January 1989-January 1995) of Prudential Mutual Fund Manage-
                                                       ment, Inc.; Senior Vice President (January 1992-January 1995) of
                                                       Prudential Securities.

Thomas A. Early (42)               Vice President    Executive Vice President, Secretary and General Counsel (since
                                                       December 1996) of PMF; Vice President and General Counsel (since
                                                       May 1994) of Prudential Retirement Services; formerly Associate
                                                       General Counsel and Chief Financial Services Officer, Frank Russell
                                                       Company (1988-1994).




NAME, ADDRESS+                 POSITION(S) HELD                            PRINCIPAL OCCUPATIONS
  AND AGE                        WITH THE FUND                              DURING PAST 5 YEARS
-------------                  ----------------                            ---------------------



S. Jane Rose (51)                  Secretary         Senior Vice President (since December 1996) of PMF; formerly Senior
                                                       Vice President (January 1991-September 1996) and Senior
                                                       Counsel (June 1987-September 1996) of Prudential Mutual Fund Manage-
                                                       ment, Inc.; Senior Vice President and Senior Counsel (since July
                                                       1992) of Prudential Securities; formerly Vice President and Associ-
                                                       ate General Counsel of Prudential Securities.

Grace C. Torres (38)               Treasurer         First Vice President (since December 1996) of PMF; formerly First
                                                       Vice President (March 1994-September 1996) of Prudential Mutual
                                                       Fund Management, Inc.; First Vice President (since March 1994) of
                                                       Prudential Securities; prior thereto, Vice President of Bankers Trust
                                                       Corporation.

Marguerite E. H. Morrison (40)     Assistant         Vice President and Associate General Counsel (since December 1996)
                                   Secretary           of PMF; Vice President and Associate General Counsel
                                                       (June 1991-September 1996) of Prudential Mutual Fund Manage-
                                                       ment, Inc.; Vice President and Associate General Counsel of
                                                       Prudential Securities.

Stephen M. Ungerman (43)           Assistant         Tax Director (since March 1996) of Prudential Investments and
                                   Treasurer           the Private Asset Group of The Prudential Insurance Company of
                                                       America (Prudential); formerly First Vice President of Prudential
                                                       Mutual Fund Management, Inc. (February 1993-September 1996); prior thereto, Senior Tax Manager of Price Waterhouse LLP (1981-January
                                                       1993).

-----------------
* Indicates those directors that are "interested persons" of the Fund as defined in the 1940 Act. Mr. McCorkindale is deemed to be an "interested" director by reason of his limited partnership holdings in two investment vehicles managed by an affiliate of the Subadviser.

+ Unless otherwise indicated, the address is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, Newark, New
  Jersey 07102.


    The Directors of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Management of the Fund" below, review such actions and decide on general policy.


    The Fund pays each of its Directors who is not employed by the Manager or the Subadviser annual compensation of $5,000, in addition to certain out-of-pocket expenses. Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds for which the Director will be asked to serve.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993.


    Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. As of December 31, 1996, Mr. Dorsey and Ms. Smith elected to reduce their Directors' fees pursuant to the deferred fee agreement.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are not employed by the Manager or Subadviser.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 1996 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the 1940 Act managed by PMF (Fund Complex) for the calendar year ended December 31, 1996. In October, 1996, shareholders elected a new Board of Directors. Below are listed all Directors who have served on the Board of the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.



                               COMPENSATION TABLE



                                                                                         TOTAL
                                                  PENSION OR                          COMPENSATION
                                                  RETIREMENT                           FROM FUND
                                  AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL      AND FUND
                                COMPENSATION    AS PART OF FUND     BENEFITS UPON     COMPLEX PAID
NAME AND POSITION                FROM FUND          EXPENSES         RETIREMENT       TO DIRECTORS
-----------------               ------------    ---------------     -------------     ------------




Daniel S. Ahearn+, Former Director   None            None               N/A         $      --
Edward D. Beach, Former Director    $8,000           None               N/A         $166,000(21/39)**
Eugene C. Dorsey*                   $8,000           None               N/A         $ 90,000(12/22)**
Thomas T. Mooney*                   $8,000           None               N/A         $      **
Douglas H. McCorkindale*             None            None               N/A         $ 71,208(10/13)**
Richard A. Redeker+                  None            None               N/A                --
Sir Michael Sandberg,
  Former Director                   $8,000           None               N/A         $ 26,500(2/2)**
Robin B. Smith*, Former Director    $8,000           None               N/A         $ 89,957(11/20)**
Nancy H. Teeters, Former Director   $8,000           None               N/A         $103,583(11/28)**




 *Total  compensation  from  all  of  the  Funds  in  the  Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the Fund's deferred compensation plan. Including  accrued interest, total compensation amounted to approximately $111,535, $71,034, $139,869  and $109,294 for Mr. Dorsey, Mr. McCorkindale, Mr. Mooney
  and Ms. Smith, respectively.


**Indicates number of funds/portfolios in Fund Complex (including the Fund) to which  aggregate  compensation  relates.


 +Daniel S. Ahearn, who was an interested Director, did not receive, and Richard A. Redeker,  who  is  an  interested Director, does not receive compensation from the Fund or any fund in the Fund Complex.



    As of November 3, 1996, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.

    As of November 3, 1996, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Richard L. Campbell, 1367 Vernon North Drive, Dunwoody, GA, who held 2,669 Class C shares (7.0%); Ernie Romero, 333 Gerald Drive, Lafayette, LA, who held 1,902 Class C shares (5.0%) and Coben, Inc., 8615 Marbach Road, San Antonio, TX, which held 3,936 Class C shares (10.3%).

    As of November 3, 1996, Prudential Securities was the record holder for other beneficial owners of 6,145,873 Class A shares (or 74% of the outstanding Class A shares), 11,707,719 Class B shares (or 77% of the outstanding Class B shares) and 34,214 Class C shares (or 90% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.


                             MANAGEMENT OF THE FUND

THE MANAGER



    The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed-Manager" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds was the 15th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities and Prudential. PMF has two wholly-owned subsidiaries: Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management LLC. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives from the Fund, pursuant to the Management Agreement, a fee at an annual rate of .70% of the average daily net assets of the Fund up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended September 30, 1996. No jurisdiction currently limits the Fund's expenses.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses: the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Subadviser; all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and the subadvisory fee payable to the Subadviser pursuant to the Subadvisory Agreement among the Fund, PMF and the Subadviser (the Subadvisory Agreement), dated February 4, 1991.

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organizational expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or "interested persons" of any such party, on May 9, 1996, and by shareholders of the Fund, on December 20,1990.


THE SUBADVISER


    Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser. The Subadvisory Agreement provides that Wellington Management shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Wellington Management's performance of such services. Under the Subadvisory

Agreement, PMF, not the Fund, pays Wellington Management a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion.

    The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by any party upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or "interested persons" of any such party as defined in the Investment Company Act on May 4, 1995, and by shareholders of the Fund, on December 30, 1991.

    For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid $2,628,090, $2,361,766 and $2,195,690, respectively, to PMF under the Management Agreement and PMF paid subadvisory fees of $1,808,784, $1,639,306 and $1,533,621, respectively, to Wellington Management under the Subadvisory Agreement.


THE DISTRIBUTOR



    Prudential Securities, One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.

    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A shares, Class B shares and Class C shares. Prudential Securities also incurs the expense of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is paid or reimbursed by the Fund. See "How the Fund is Managed-Distributor" in the Prospectus.

    Prior to February 4, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the existing Class A shares). On October 15, 1990, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On November 13, 1990, the Board of Directors, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. On February 10, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 5, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.


    CLASS A PLAN. For the fiscal year ended September 30, 1996, PMFD and PSI received payments of $300,305, under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1996, PMFD and PSI also received approximately $68,100 in initial sales charges.


    CLASS B PLAN. For the fiscal year ended September 30, 1996, Prudential Securities received $2,103,048 from the Fund under the Class B Plan and spent approximately $739,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount, $8,000 (1.1%) was spent on printing and mailing of prospectuses to other than current shareholders; $85,200 (11.5%) on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $646,100 (87.4%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($340,600 or 46.1%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($305,500 or 41.3%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund shares.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charge" in the Prospectus. The amount of distribution expenses reimbursable by Class B shares of the Fund is reduced by the amount of such proceeds. For the fiscal year ended September 30, 1996, Prudential Securities received contingent deferred sales charges of approximately $728,700.


    CLASS C PLAN. For the fiscal year ended September 30, 1996, Prudential Securities received $6,078 under the Class C Plan and spent approximately $6,300 in distributing the Fund's Class C shares. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1996, Prudential Securities received approximately $700 in contingent deferred sales charges upon certain redemptions of Class C shares.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to the other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendment to the Class A Plan) and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act. The restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996, which provides for PSI to serve as distributor of each class of shares.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSl's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSl's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of $5,000,000 in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18,1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Secunties Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1,

1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75% of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to policies established by the Board of Directors of the Fund and the oversight and review of the Manager, the Subadviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Subadviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the OTC markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. While the Subadviser generally will seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with best net results in particular transactions. The Fund will not deal with Prudential Securities (or any affiliate) in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities.

    In placing orders with brokers and dealers, the Subadviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Subadviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Subadviser or the Fund with research, analysis, advice and similar services. The Subadviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Subadviser to the Fund and its other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Manager under its Management Agreement with the Fund and by the Subadviser under the Subadvisory Agreement. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Subadviser's policy is to pay higher commissions to brokers or futures commission merchants other than Prudential Securities (or any affiliate) for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Subadviser's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commission merchants that charge a commission for their services. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, the Fund may use Prudential Securities and its affiliates for brokerage transactions. In order for Prudential Securities or its affiliates to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Prudential Securities or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures designed to ensure that all brokerage commissions, fees or other remuneration paid to such firm or its affiliates are reasonable and fair.

    Investment decisions for the Fund and for other investment accounts managed by the Subadviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

    The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or any affiliate) by applicable law.

    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 1996.


                                                FISCAL YEAR ENDED SEPTEMBER 30,
                                                  1996       1995       1994
                                                --------   --------   --------
Total brokerage  commissions paid by the Fund . $140,846   $258,076   $284,986
Total brokerage commissions paid to
   Prudential Securities ......................     -      $  3,000   $  2,400
Percentage of  total  brokerage  commissions
   paid to  Prudential  Securities ............     -          1.2%       0.8%


    The Fund effected no transactions that involved the payment of commissions through Prudential Securities during the fiscal year ended September 30, 1996.

                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge.

    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Management of the Fund-The Distributor" and "Shareholder Investment Account-Exchange Privilege" in this Statement of Additional Information and "Shareholders Guide-How to Buy Shares of the Fund" in the Prospectus.



SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value.

    Using the Fund's net asset value at September 30, 1996, the maximum offering price of the Fund's shares was as follows:


   CLASS A
   Net asset value and redemption price per share .....................  $15.03


   Maximum Sales Charge (5% of offering price) ........................     .79
                                                                         ------
   Offering price to public ...........................................  $15.82
                                                                         ======



   CLASS B
   Net asset value, offering price, and redemption price per
       Class B share* .................................................  $15.03
                                                                         ======

   CLASS C
   Net asset value, offering price, and redemption price per
       Class C share* .................................................  $15.03
                                                                         ======


   CLASS Z
   Net asset value, offering price, and redemption price per
       Class Z share** ................................................  $15.03
                                                                         ======



   ----------
   *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.
  **Class Z shares of the Fund were not offered prior to November 29, 1996.



REDUCTION AND WAIVER OF INITIAL SALES CHARGER-CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charges. All shares must be held either directly through the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


    For purposes of the Investment Letter of Intent, shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly through the Transfer Agent or through Prudential Securities.


    A Letter of Intent permits the purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goals over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


    Prudential Securities must be notified at the time of purchase that the investor is entitled to receive a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings, or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.



WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES


    The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-How to Sell Your Shares-Waiver of Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

(left column)


CATEGORY OF WAIVER
Death



Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Distribution from an IRA or 403(b) Custodial Account

Distribution from Retirement Plan

Excess Contributions

(right column)


REQUIRED DOCUMENTATION


A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor) is permanently disabled. The letter must also indicate the date of disability.

A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59-1/2 and is taking a normal distribution-signed by the shareholder.

A letter signed by the plan administrator/trustee indicating the reason for the distribution.

A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.


    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


    QUANTITY DISCOUNT-CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994


    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                              CONTINGENT DEFERRED SALES CHARGE
                                            AS A PERCENTAGE OF DOLLARS INVEST
                                                 OR REDEMPTION PROCEEDS
         YEAR SINCE PURCHASE               ----------------------------------
           PAYMENT MADE                  $500,001 TO $1 MILLION  OVER $1 MILLION
         ----------------------          ----------------------  ---------------
         First .............................       3.0%                2.0%
         Second ............................       2.0%                1.0%
         Third .............................       1.0%                  0%
         Fourth and thereafter .............         0%                  0%


    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


    AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value on the record date. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date, to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares of the Fund or Class A or Class C shares of certain other Prudential Mutual Funds may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

        Prudential California Municipal Fund
          (California Money Market Series)

        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)

        Prudential MoneyMart Assets, Inc.

        Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any Fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.



    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege is not a right and may be modified, suspended or terminated upon 60 day's notice to shareholders, and any fund, including the Fund or Prudential Securities has the right to reject any exchange application relating to such shares.

    DOLLAR COST AVERAGING


    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


    PERIOD OF
    MONTHLY INVESTMENTS:            $100,000    $150,000   $200,000    $250,000
    --------------------            --------    --------   --------    --------
    25 years ...................... $    110    $    165   $    220    $    275
    20 years ......................      176         264        352         440
    15 years ......................      296         444        592         740
    10 years ......................      555         833      1,110       1,388
     5 years ......................    1,371       2,057      2,742       3,428


    See "Automatic Savings Accumulation Plan"
_______
    1Some information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

      2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


    AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)


    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about these programs and an application form can be obtained from the Fund's Transfer Agent, Prudential Securities or Prusec.


    SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. The plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automaticially reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions" above.

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


    TAX-DEFERRED RETIREMENT PLANS


    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


    TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparsion of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING1
              CONTRIBUTIONS        PERSONAL
                MADE OVER:          SAVINGS                 IRA
               ------------        --------              ---------
                10 years           $ 26,165              $ 31,291
                15 years             44,675                58,649
                20 years             68,109                98,846
                25 years             97,780               157,909
                30 years            135,346               244,692
----------
    1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

    Under the 1940 Act, the Board of Directors of the Fund is responsible for determining in good faith the fair value of securities and other assets of the Fund. In accordance with procedures adopted by the Board of Directors, the value of the Fund's portfolio will be determined as described below.

    Net asset value per share will be determined daily as of 4:15 p.m. on each day the New York Stock Exchange (NYSE) is open for trading by dividing the value of the net assets of the Fund by the total number of common shares outstanding. Net asset value is calculated separately for each class. For purposes of determining the net asset value per share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the outstanding principal amount of borrowings, if any, and the unpaid interest on borrowings, if any). The Fund will compute its net asset value on each day the NYSE is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the NYSE closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    In valuing the Fund's assets, any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. The value of each U.S. Government security and corporate debt security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Other portfolio securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be OTC, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchange. If there is no sale on the applicable options exchange on a given day, options are valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. The Fund may engage pricing services to obtain such prices. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Forward currency contracts will be valued at the current cost of covering or offsetting the contract. Securities and assets for which market quotations are not readily available (including OTC options) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, which determination shall be based in part on the valuation of other securities for which market quotations are available that are considered to be comparable in quality, interest rate and maturity.

    Quotations of foreign securities in a foreign currency will be converted to U.S. dollar equivalents at the closing rates of exchange. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates were to occur during such time period, the securities would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

    Short-term investments that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of acquisition by the Fund was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.


    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The net asset value of Class A shares will generally be lower than the net asset value of Class Z shares as a result of the service fee to which the Class A shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends (if any) which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.



                                      TAXES


    GENERAL. The Fund is qualified and intends to remain qualified as a regulated investment company (RIC) under the Internal Revenue Code. As a RIC, the Fund will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders if at least 90% of its investment company taxable income for the taxable year (determined without regard to the deduction for dividends paid) is distributed (Distribution Requirement). To qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or such currencies (Income Requirement); (2) derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following that were held for less than three months - securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities); (3) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and (4) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.


    DISTRIBUTION REQUIREMENTS. The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute during each calendar year substantially all of its ordinary income for that year (except for certain foreign currency gains or losses from transactions after October 31 of that year, which are treated for these purposes as arising in the following year) and capital gain net income for the twelve-month period ending on October 31 of that year, plus certain other amounts. The Fund intends to make distributions in accordance with this requirement. In general, for these purposes dividends and other distributions will be treated as paid when actually distributed, except that distributions declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month and paid in January of the following year will be treated as having been paid by the Fund (and received by the shareholders) on December 31 of the year in which they were declared.

    ORIGINAL ISSUE DISCOUNT. The Fund may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Fund and therefore will be subject to the distribution requirements described above. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy the Distribution Requirement. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities (and certain options, futures, foreign currencies and forward contracts) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

    PASSIVE FOREIGN INVESTMENT COMPANIES. A "passive foreign investment company"
(PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

    HEDGING TRANSACTIONS. The use of hedging strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of certain gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.


    The 30% Limitation and the asset diversification requirements described above may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts. If the Fund satisfies certain requirements, then for purposes of determining whether the Fund satisfies the 30% Limitation, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge; thus, only the net gain, if any, from the designated hedge will be included in gross income for purposes of that limitation.


    DISTRIBUTIONS. A portion of the dividends from the Fund's investment company taxable income may qualify for the deduction for dividends received allowable to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of net capital gain, if any, will not be eligible for the dividends-received deduction.

    If the net asset value of Fund shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution nevertheless will be taxable. Investors should be careful to consider the tax implications of buying Fund shares just prior to a distribution. Those purchasing shares at that time will receive a distribution that nevertheless will be taxable to them.

    A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other Prudential Mutual Fund generally will have similar tax consequences. See "Shareholder Investment Account-Exchange Privilege" above. Special rules apply, however, when a shareholder (1) disposes of Fund shares through a redemption or exchange within 90 days after purchase thereof and (2) subsequently acquires shares of the Fund or any other Prudential Mutual Fund on which a sales charge normally is imposed (load fund) without paying any sales charge because of the exchange privilege or the repurchase privilege (see "Shareholder Guide" in the Prospectus). In these cases, any gain on the disposition of the original fund shares will be increased, or loss thereon decreased, by the amount of the sales charge paid when those shares were acquired; and that amount will increase the adjusted basis of the load fund shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming Fund shares (whether pursuant to the repurchase privilege or otherwise), all or a portion of any loss on the redemption will not be deductible and instead will increase the basis of the newly purchased shares.


    FOREIGN CURRENCY GAINS AND LOSSES. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, also are treated as ordinary income or loss. This income or loss, referred to as "section 988" gain or loss, increases or decreases the amount of the Fund's investment company taxable income available to be distributed to its shareholders rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income and net capital gain during a taxable year, the Fund would not be able to make any taxable distributions for that year, or distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as taxable distributions, reducing each shareholder's basis in his or her shares.

    FOREIGN TAXES. Dividends and interest received, and gains in respect of foreign securities realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable Fund shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign and U.S. possessions income taxes that may be paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Fund was not eligible to make such an election with respect to its fiscal year ended September 30, 1996, because the percentage of its assets invested in securities of U.S. issuers exceeded 50% at the end of that period.

OTHER TAXATION


    The foregoing is only a summary of some, but not all, of the important federal tax considerations generally affecting the Fund and its shareholders. In addition to the federal tax considerations described above, there may be other federal, state, local or foreign tax considerations applicable to particular investors. Prospective investors are therefore advised to consult their own taxadvisers with respect to the tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION


    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. Because the Fund commenced offering Class Z shares on November 29, 1996, performance information for those shares is not shown. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                                 P (1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
       ERV = Ending Redeemable Value at  the end of the 1, 5 or 10 year  periods
             (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return for Class A shares for the one-year, five-year and since inception periods ended September 30, 1996 was 3.22%, 10.02% and 10.88%, respectively. The average annual total return for the Class B shares for the one-year, five-year and since inception periods ended September 30, 1996 was 2.90%, 10.17% and 10.57%, respectively. The average annual total return for Class C shares for the one year and since inception periods ended September 30, 1996 was 6.90% and 9.06%, respectively.


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A and Class B shares. See "How the Fund Calculates Peformance" in the Prospectus.


    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                 ERV - P
                                --------
                                    P

Where: P = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable  Value at the end of the 1, 5, or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one-year, five-year and since inception periods ended on September 30, 1996 was 8.65%, 69.73% and 111.18%, respectively. The aggregate total return for the Class B shares for the one-year, five-year and since inception periods ended September 30, 1996 was 7.90%, 63.30% and 75.44%, respectively. The aggregate total return for Class C shares for the one year and since inception periods ended September 30, 1996 was 7.90% and 20.65%, respectively.


    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                                         a - b
                           YIELD = 2 [ (------- + 1) 6 - 1 ]
                                           cd

Where:  a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    The Fund's 30-day yields for the period ended September 30, 1996, were 3.28%, 2.72% and 2.72% for Class A shares, Class B shares and Class C shares, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                      CHART


                   PERFORMANCE COMPARISON OF DIFFERENT TYPES
                        OF INVESTMENT OVER THE LONG TERM
                               (1/1926--12/1994)

          Common Stocks                  10.2%
          Long-Term Govt. Bonds           4.8%
          Inflation                      31.1%




---------
    (1)Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation-1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.



                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                           AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.


    Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account of $10, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1996, the Fund incurred fees of approximately $458,900 for the services of PMFS.

    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 served as the Fund's independent accountants for the fiscal year ended September 30, 1996, and in that capacity audited the Fund's annual financial statements. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Fund's independent accountants and, in that capacity, will audit the Fund's annual financial statements.


    Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund (except with respect to the opinions of counsel referred to in "Taxes, Dividends and Distributions" in the Prospectus).

Portfolio of Investments as of     GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)

------------------------------------------------------------
LONG-TERM INVESTMENTS--97.0%
COMMON STOCKS--72.2%
ELECTRIC UTILITIES--25.2%
  528,000   China Light & Power Co., Ltd. (Hong
              Kong)                                $   2,458,005
  175,000   CMS Energy Corp.                           5,271,875
  200,000   DPL, Inc.                                  4,675,000
  187,500   DQE, Inc.                                  5,226,562
  100,000   DTE Energy Co.                             2,800,000
  100,000   Empresa Nacional de Electricidad
              S.A.
              (ADR) (Spain)                            5,937,500
  190,000   Espoon Sahko
              (ADS) (Finland)                          4,075,558
  150,000   Huaneng Power International, Inc.*
              (ADR) (China)                            2,493,750
  600,000   Iberdrola S.A. (Spain)                     5,816,851
   75,000   Korea Electric Power Corp.
              (ADR) (Korea)                            1,415,625
  220,000   Pacific Gas & Electric Co.                 4,785,000
  100,000   Pinnacle West Capital Corp.                2,962,500
  140,000   Public Service Co. of Colorado             4,970,000
   80,000   RWE A.G. (Germany)                         3,020,055
1,300,000   ScottishPower PLC (United Kingdom)         6,207,409
  280,000   Shandong Huaneng Power
              Co. Ltd. (ADR) (China)                   2,520,000
  100,000   Texas Utilities Co.                        3,962,500
  140,000   VEBA A.G. (Germany)                        7,331,236
                                                   -------------
                                                      75,929,426
------------------------------------------------------------
GAS UTILITIES--8.9%
  618,705   Australian Gas Light Co. (Australia)       3,331,375
  100,000   Burlington Resources, Inc.                 4,437,500
  120,000   Equitable Resources, Inc.                  3,420,000
   60,000   Sonat, Inc.                                2,655,000
  330,000   TransCanada Pipelines Ltd. (Canada)        5,293,664
  470,000   Westcoast Energy, Inc. (Canada)        $   7,556,714
                                                   -------------
                                                      26,694,253
TELECOMMUNICATIONS--33.2%
  106,300   AirTouch Communications, Inc.*             2,936,538
  175,000   AT&T Corp.                                 9,143,750
  150,000   BCE, Inc. (Canada)                         6,412,500
  153,200   BC Telecom, Inc. (Canada)                  3,064,900
  100,000   Comsat Corp.                               2,262,500
   43,000   Empresas Telex-Chile S.A.(ADR)
              (Chile)                                    258,000
   50,000   GTE Corp.                                  1,925,000
  210,000   MCI Communications Corp.                   5,368,125
      369   Nippon Telegraph & Telephone Corp.
              (Japan)                                  2,716,036
  125,000   NYNEX Corp.                                5,437,500
  100,000   Hellenic Telecom, Inc.* (Greece)           1,682,573
  106,300   Pacific Telesis Group                      3,574,338
   87,600   Portugal Telecom S.A.
              (ADS) (Portugal)                         2,255,700
  120,000   Royal PTT Nederland NV (Netherlands)       4,129,228
  180,000   SBC Communications Inc.                    8,662,500
   70,000   Sprint Corp.                               2,721,250
2,300,000   STET-Societa Finanziaria Telefonica
              P.A. (Italy)                             6,217,358
  165,500   Tele Danmark (ADR) (Denmark)               3,909,937
   20,000   Telecom Corp. of New Zealand Ltd.
              (ADR) (New Zealand)                      1,515,000
  900,000   Telecom Italia S.P.A. (Italy)              1,998,858
  900,000   Telecom Italia Mobile (Italy)              1,995,906
   40,000   Telefonica de Argentina S.A.
              (ADR) (Argentina)                          995,000
  150,000   Telefonica de Espana S.A.
              (ADR) (Spain)                            8,343,750
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                      B-35

Portfolio of Investments as of      GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

                               US$ Value
Shares       Description        (Note 1)

------------------------------------------------------
TELECOMMUNICATIONS (CONT'D)
  120,000   Telefonos de Mexico S.A. (ADR-Class
              L Shares) (Mexico)                   $   3,855,000
  200,000   U.S. West Communications Group             5,950,000
   75,000   Vodafone Group PLC
              (ADR) (United Kingdom)                   2,559,375
                                                   -------------
                                                      99,890,622
------------------------------------------------------------
WATER UTILITIES & OTHER--4.9%
   30,968   Alcatel Alsthom (France)                   2,612,258
  167,800   American Water Works Co., Inc.             3,628,675
  400,000   Anglian Water PLC (United Kingdom)         3,360,425
   25,600   Lucent Technologies, Inc.                  1,174,400
    6,300   Technip S.A. (France)                        575,844
  200,000   U.S. West Media Group*                     3,375,000
                                                   -------------
                                                      14,726,602
            Total common stocks
              (cost $176,304,563)                    217,240,903
                                                   -------------
    ------------------------------------------------------------
PREFERRED STOCKS--1.8%
            Philippine Long Distance Telephone
              Co., (The Philippines)
   43,700   $3.50 Conv. Ser. III (GDS)                 2,540,063
   80,000   5.75% Conv. Ser. II (GDS)                  2,920,000
                                                   -------------
            Total preferred stocks (cost
              $4,185,000)                              5,460,063
                                                   -------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)

DEBT OBLIGATIONS--23.0%
CORPORATE BONDS--21.3%
------------------------------------------------------------
ELECTRICAL UTILITIES--12.8%
A1            $   1,500    Alabama Power Co.,
                             6.375%, 8/1/99               1,491,450
Baa2              1,000D   CSW Investments,
                             7.45%, 8/1/06
                             (United Kingdom)               994,400
Aa2               1,750    Central Illinois Light
                             Co.,
                             8.20%, 1/15/22               1,798,755

Moody's         Principal
Rating          Amount                                    US$ Value
(Unaudited)     (000)         Description                 (Note 1)
Baa1          $   1,000D   Chilgener S.A.,
                             6.50%, 1/15/06 (Chile)   $     933,510
Aaa               2,000D   Chubu Electric Power Co.
                             Inc., (Japan)
                             6.25%, 8/5/03 (Eurobonds)    1,935,000
A3                1,500    Cincinnati Gas & Elec. Co.,
                             5.80%, 2/15/99               1,475,445
A1                1,000    Consolidated Edison Co., Inc.,
                           7.625%, 3/1/04                 1,024,780
Aa2               2,000    Duke Power Co.,
                             5.875%, 6/1/01               1,903,360
Ba3               1,000    El Paso Electric Co.,
                             8.25%, 2/1/03, Ser. C          990,000
Baa1              1,000D   Empresa Electrica
                             Pehuenche S.A.,
                             7.30%, 5/1/03 (Chile)          996,920
Baa1              1,000D   Empresa Electrica del
                             Norte Grande S.A.,
                             7.75%, 3/15/06 (Chile)         994,840
Aa3                 500    Florida Power & Light Co.,
                             6.00%, 7/1/03                  472,850
A2                1,000    GTE Florida, Inc.,
                             7.25%, 10/15/25                929,210
A2                1,000D   Hydro-Quebec
                             7.50%, 4/1/16 (Canada)         971,350
A2                1,000    Iowa-Illinois Gas & Elec. Co.,
                           6.95%, 10/15/25                  893,650
Baa2              1,000    Louisiana Power & Light  Co.,
                             6.00%, 3/1/00                  967,570
A1                1,500    Monongahela Power Co.,
                             7.375%, 7/1/02               1,514,925
A1                1,000    Northern States Power Co.,
                             5.75%, 12/1/00                 957,410
A2                1,000    Pacificorp.,
                             8.75%, 2/12/98               1,032,850
Baa1              2,000    Philadelphia Electric Co.,
                             7.50%, 1/15/99               2,036,580
A1                2,000    Potomac Edison Co.,
                             8.875%, 8/1/21               2,123,220
Aa2               2,000    Southwestern Elec. Power Co.,
                           5.25%, 4/1/00                  1,906,100
Aa2               1,000    Southwestern Public Serv. Co.,
                           7.25%, 7/15/04                   999,420

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of      GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount                              US$ Value
(Unaudited)   (000)        Description             (Note 1)

------------------------------------------------------------
ELECTRICAL UTILITIES (CONT'D)
Baa3          $   1,000    System Energy Resources, Inc.,
                           7.71%, 8/1/01              $   1,008,090
Aa2               1,000    Tampa Electric Co.,
                             7.75%, 11/1/22                 966,520
Baa2              2,000    Texas Utilities Electric
                             Co.,
                             9.27%, 1/14/00               2,148,360
B1                1,000    Texas-New Mexico Power
                             Co.,
                             Deb.
                             10.75%, 9/15/03              1,052,500
Aa3               2,000D   Tokyo Electric Power
                             Co.,
                             6.125%, 7/29/03
                             (Eurobonds) (Japan)          1,935,000
A2                2,000    Virginia Electric & Power Co.,
                           6.625%, 4/1/03                 1,950,420
                                                      -------------
                                                         38,404,485
------------------------------------------------------------
GAS DISTRIBUTION & OTHER INDUSTRIES--3.5%
A2                2,000D   Alcan Aluminum Ltd.,
                             9.625%, 7/15/19
                             (Canada)                     2,229,280
Baa2              1,000    Enron Corp.,
                             7.00%, 8/15/23                 885,420
B1                1,000D   Metrogas S.A.,
                             10.875%, 5/15/01
                             Ser. B (Argentina)           1,020,000
A2                1,600    Michigan Con. Gas Co.,
                             8.25%, 5/1/14                1,688,416
                           Northern Illinois Gas
                             Co.,
Aa1                 500    5.875%, 5/1/00                   484,435
Aa1               1,000    7.26%, 10/15/25                  920,840
A2                2,000    Southern California Gas
                             Co.,
                             6.875%, 11/1/25              1,767,000
B1                1,500D   Transportadora de Gas
                             del Sur S.A.
                             (Argentina)
                             7.75%, 12/23/98              1,479,375
                                                      -------------
                                                         10,474,766
------------------------------------------------------------
TELECOMMUNICATIONS, MEDIA & RELATED INDUSTRIES--5.0%
Ba2               1,500    360 Communications Co.,
                             7.50%, 3/1/06                1,458,105
Aaa           $   2,000D   BellSouth
                             Telecommunications,
                             6.125%, 9/23/08
                             (Eurobonds)              $   1,845,000
Aaa               2,000D   British Telecom Finance BV,
                           9.375%, 11/16/98
                             (Eurobonds) (United
                             Kingdom)                     2,117,500
B1                1,000    Comcast Corp.,
                             Sr. Sub. Notes,
                             9.125%, 10/15/06               995,000
NR                1,000D   Comtel Brasileira Ltda.,
                             10.75%, 9/26/04
                             (Brazil)                     1,023,750
A1                1,550    Pacific Bell, Inc.,
                             8.70%, 6/15/01               1,665,258
Ba2               1,000D   Philippine Long Distance
                             Telephone Co.,
                             9.25%, 6/30/06
                             (The Philippines)            1,021,800
Aa3               1,000    Southwestern Bell
                             Telephone Co.,
                             5.875%, 6/1/03                 932,880
Ba1               1,000    TCI Communications Inc.,
                             Sr. Deb.
                             9.25%, 1/15/23                 973,210
B1                1,500D   Telecom Argentina S.A.,
                             8.375%, 10/18/00,
                             (Argentina)                  1,462,500
Aa1            NZD1,000    Telecom Corp. New
                             Zealand Finance,
                             7.50%, 7/14/03
                             (Eurobonds) (New
                             Zealand)                       668,753
B1                1,000D   Telefonica de Argentina
                             S.A.,
                             11.875%, 11/1/04
                             (Argentina)                  1,065,000
                                                      -------------
                                                         15,228,756
                                                      -------------
                           Total corporate bonds
                             (cost $64,901,125)          64,108,007
                                                      -------------
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of      GLOBAL UTILITY FUND, INC.
September 30, 1996
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount                              US$ Value
(Unaudited)   (000)        Description             (Note 1)

-----------------------------------------------------------
CONVERTIBLE BONDS--0.7%
Baa2          $     500D   Compania de Telefonos de
                             Chile S.A.,
                             4.50%, 1/15/03 (Chile)   $     610,625
Caa               1,500D   International Cabletel,
                             Inc.,
                             7.25%, 4/15/05
                             (Eurobonds)                  1,635,000
                                                      -------------
                           Total convertible bonds
                             (cost $2,000,000)            2,245,625
                                                      -------------
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--1.0%
                           United States Treasury
                             Notes,
                  2,000    6.125%, 7/31/00                1,981,560
                  1,000    7.50%, 11/15/01                1,043,280
                                                      -------------
                           Total U.S. Government
                             Securities
                             (cost $3,133,750)            3,024,840
                                                      -------------
                           Total debt obligations
                             (cost $70,034,875)          69,378,472
                                                      -------------
                           Total long-term
                             investments
                             (cost $250,524,438)        292,079,438
                                                      -------------
SHORT-TERM INVESTMENTS--1.8%
CORPORATE BOND--0.5%
              $   1,500D   Ericsson (L.M.)
                             Telephone Co.
                             7.875%, 10/21/96
                             (Eurobonds) (Sweden)     $   1,501,875
------------------------------------------------------------
REPURCHASE AGREEMENT--1.3%
                  3,716    Lanston (Aubrey) & Co.
                             Inc., 5.70%, dated
                             9/30/96, due 10/1/96
                             in the amount of
                             $3,716,588 (cost
                             $3,716,000; value of
                             collateral including
                             accrued
                             interest--$3,808,521)        3,716,000
                                                      -------------
                           Total short-term
                             investments
                             (cost $5,320,115)            5,217,875
                                                      -------------
------------------------------------------------------------
TOTAL INVESTMENTS--98.8%
                           (cost $255,844,553; Note
                             4)                         297,297,313
                           Other assets in excess
                             of liabilities--1.2%         3,720,830
                                                      -------------
                           Net Assets--100%           $ 301,018,143
                                                      -------------
                                                      -------------


---------------
*--Non-income producing security.
D--US$ Denominated Bonds.
ADR--American Depository Receipts.
ADS--American Depository Shares.
GDS--Global Depository Shares.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES                   GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------------------

ASSETS                                                                                                      SEPTEMBER 30, 1996
Investments, at value (cost $255,844,553)..................................................................       $297,297,313
Foreign currency, at value (cost $136,056).................................................................            136,058
Cash.......................................................................................................             39,024
Receivable for investments sold............................................................................          3,260,923
Dividend and interest receivable...........................................................................          2,844,116
Receivable for Fund shares sold............................................................................             83,375
Deferred expenses and other assets.........................................................................              9,080
                                                                                                                 --------------
   Total assets............................................................................................        303,669,889
                                                                                                                 --------------
LIABILITIES
Payable for Fund shares reacquired.........................................................................          1,161,760
Payable for investments purchased..........................................................................            541,800
Accrued expenses...........................................................................................            504,560
Distribution fee payable...................................................................................            178,156
Management fee payable.....................................................................................            166,779
Withholding taxes payable..................................................................................             98,691
                                                                                                                 --------------
   Total liabilities.......................................................................................          2,651,746
                                                                                                                 --------------
NET ASSETS.................................................................................................       $301,018,143
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $     20,028
   Paid-in capital in excess of par........................................................................        243,967,457
                                                                                                                 --------------
                                                                                                                   243,987,485
   Undistributed net investment income.....................................................................            347,667
   Accumulated net realized gains on investments and foreign currency transactions.........................         15,225,749
   Net unrealized appreciation on investments and foreign currencies.......................................         41,457,242
                                                                                                                 --------------
Net assets, September 30, 1996.............................................................................       $301,018,143
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($112,800,432 / 7,504,953 shares of common stock issued and outstanding).............................              $15.03
   Maximum sales charge (5.00% of offering price)..........................................................               0.79
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $15.82
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($187,556,665 / 12,478,843 shares of common stock issued and outstanding)............................             $15.03
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($661,046 / 43,982 shares of common stock issued and outstanding)....................................             $15.03
                                                                                                                 --------------
                                                                                                                 --------------


--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

GLOBAL UTILITY FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                Year Ended
NET INVESTMENT INCOME                       September 30, 1996
Income
   Dividends (net of foreign withholding
      taxes of $679,951).................      $  9,232,590
   Interest and discount earned..........         6,222,613
                                            ------------------
      Total income.......................        15,455,203
                                            ------------------
Expenses
   Management fee........................         2,195,690
   Distribution fee--Class A.............           300,305
   Distribution fee--Class B.............         2,103,048
   Distribution fee--Class C.............             6,078
   Transfer agent's fees and expenses....           537,000
   Custodian's fees and expenses.........           284,000
   Reports to shareholders...............           270,000
   Audit fee and expenses................            43,000
   Directors' fees and expenses..........            43,000
   Registration fees.....................            35,000
   Legal fees and expenses...............            32,000
   Insurance.............................             7,000
   Miscellaneous.........................            12,171
                                            ------------------
      Total expenses.....................         5,868,292
                                            ------------------
Net investment income....................         9,586,911
                                            ------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on:
   Investment transactions...............        17,775,022
   Foreign currency transactions.........           351,243
                                            ------------------
                                                 18,126,265
                                            ------------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        (1,999,856)
   Foreign currencies....................           822,976
                                            ------------------
                                                 (1,176,880)
                                            ------------------
Net gain on investments and foreign
   currencies............................        16,949,385
                                            ------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS................      $ 26,536,296
                                            ------------------
                                            ------------------


GLOBAL UTILITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------


INCREASE (DECREASE)                   Year Ended September 30,
IN NET ASSETS                           1996            1995
Operations
   Net investment income..........  $  9,586,911    $ 11,147,737
   Net realized gain on investment
      and foreign currency
      transactions................    18,126,265       7,315,262
   Net change in unrealized
      appreciation/depreciation on
      investments and foreign
      currencies..................    (1,176,880)     25,829,844
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    26,536,296      44,292,843
                                    ------------    ------------
   Net equalization debits........            --        (312,052)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (4,066,553)     (4,310,107)
      Class B.....................    (5,504,314)     (6,511,221)
      Class C.....................       (16,044)        (11,932)
                                    ------------    ------------
                                      (9,586,911)    (10,833,260)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (8,056)             --
      Class B.....................       (10,902)             --
      Class C.....................           (32)             --
                                    ------------    ------------
                                         (18,990)             --
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................    (3,456,002)     (2,642,246)
      Class B.....................    (6,126,168)     (5,681,058)
      Class C.....................       (16,333)         (6,975)
                                    ------------    ------------
                                      (9,598,503)     (8,330,279)
                                    ------------    ------------
Fund share transactions (net of
   share conversions ) (Note 5)
   Net proceeds form shares
      sold........................    28,413,113      25,935,458
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............    15,648,910      15,601,479
   Cost of shares reacquired......  (102,550,920)   (113,332,033)
                                    ------------    ------------
Net decrease in net assets from
   Fund share transactions........   (58,488,897)    (71,795,096)
                                    ------------    ------------
Total decrease....................   (51,157,005)    (46,977,844)
NET ASSETS
Beginning of year.................   352,175,148     399,152,992
                                    ------------    ------------
End of year.......................  $301,018,143    $352,175,148
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------


Global Utility Fund, Inc. (the ``Fund'') is an open-end diversified management investment company. The Fund was organized in Maryland on November 18, 1988 as a closed-end, diversified management investment company and on December 15, 1989, sold 9,000 shares of common stock for $100,440 to Wellington Management Company, LLP (``Wellington''). Investment operations commenced on January 2, 1990. On February 1, 1991, the Fund concluded operations as a closed-end investment company and subsequently commenced operations as an open-end, diversified management investment company.
The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES


The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.
The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------


exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: During the fiscal year ended September 30, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The undistributed net investment income balance of $220,108 at September 30, 1995, resulting from equalization, was transferred to paid-in capital in excess of par.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gains on investments by $78,798 relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.


------------------------------------------------------------
NOTE 2. AGREEMENTS


The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Wellington; Wellington furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million,
 .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PMF compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million,
 .30% of the Fund's average daily net assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the
Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI''), became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------


compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1996.
PMFD and PSI has advised the Fund that it has received approximately $68,100 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended September 30, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the fiscal year ended September 30, 1996, it received approximately $728,700 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.


------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES


Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended September 30, 1996, the Fund incurred fees of approximately $458,900 for the services of PMFS. As of September 30, 1996, approximately $37,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.


------------------------------------------------------------
Note 4. PORTFOLIO SECURITIES


Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1996 were $41,795,046 and $113,701,639, respectively.
The United States federal income tax basis of the Fund's investments at September 30, 1996 was $255,871,260 and accordingly, net unrealized appreciation of investments, for United States federal income tax purposes was $41,426,053 (gross unrealized appreciation--$52,314,897; gross unrealized depreciation--$10,888,844).


------------------------------------------------------------
NOTE 5. CAPITAL


The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B and C shares. Of the 20,027,778 shares of common stock issued and outstanding at September 30, 1996, Wellington owned 9,000 Class A shares.
Transactions in shares of common stock were as follows:


CLASS A                                 SHARES         AMOUNT
-----------------------------------   ----------    ------------


Year ended September 30, 1996:
Shares sold........................    1,266,739    $ 18,863,411
Shares issued in reinvestment of
  dividends and distributions......      339,649       5,017,345
Shares reacquired..................   (2,883,880)    (43,010,724)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,277,492)    (19,129,968)
Shares issued upon conversion from
  Class B..........................      327,144       4,874,396
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (950,348)   $(14,255,572)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1995:
Shares sold........................      932,622    $ 12,467,912
Shares issued in reinvestment of
  dividends and distributions......      332,880       4,408,412
Shares reacquired..................   (3,154,244)    (42,676,531)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,888,742)    (25,800,207)
Shares issued upon conversion from
  Class B..........................    1,102,435      14,545,652
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (786,307)   $(11,254,555)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------



CLASS B                                 SHARES         AMOUNT
-----------------------------------   ----------    ------------


Year ended September 30, 1996:
Shares sold........................      623,845    $  9,314,099
Shares issued in reinvestment of
  dividends and distributions......      718,862      10,600,234
Shares reacquired..................   (3,977,624)    (59,359,780)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (2,634,917)    (39,445,447)
Shares reacquired upon conversion
  into Class A.....................     (327,061)     (4,874,396)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,961,978)   $(44,319,843)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1995:
Shares sold........................      976,906    $ 13,147,835
Shares issued in reinvestment of
  dividends and distributions......      849,891      11,174,827
Shares reacquired..................   (5,242,255)    (70,606,948)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (3,415,458)    (46,284,286)
Shares reacquired upon conversion
  into Class A.....................   (1,103,158)    (14,545,349)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (4,518,616)   $(60,829,635)
                                      ----------    ------------
                                      ----------    ------------

CLASS C                                 SHARES         AMOUNT
-----------------------------------   ----------    ------------


Year ended September 30, 1996:
Shares sold........................       15,751    $    235,603
Shares issued in reinvestment of
  dividends and distributions......        2,124          31,331
Shares reacquired..................      (12,124)       (180,416)
                                      ----------    ------------
Net increase in shares
  outstanding......................        5,751    $     86,518
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1995:
Shares sold........................       23,879    $    319,711
Shares issued in reinvestment of
  dividends and distributions......        1,372          18,240
Shares reacquired..................       (3,578)        (48,857)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,673    $    289,094
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                 GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class A
                                         --------------------------------------------------------------
                                                            Year Ended September 30,
                                         --------------------------------------------------------------
                                            1996          1995         1994         1993         1992
                                         ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....   $  14.72      $  13.66     $  14.63     $  12.96     $  12.62
                                         ----------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        .51           .49          .47          .44          .53
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions........................        .73          1.35         (.82)        2.46         1.01
                                         ----------     --------     --------     --------     --------
   Total from investment operations....       1.24          1.84         (.35)        2.90         1.54
                                         ----------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income...       (.51)         (.48)        (.42)        (.47)        (.53)
Distributions in excess of net
   investment income...................         --            --           --         (.01)          --
Distributions from net realized
   gains...............................       (.42)         (.30)        (.20)        (.75)        (.67)
                                         ----------     --------     --------     --------     --------
   Total distributions.................       (.93)         (.78)        (.62)       (1.23)       (1.20)
                                         ----------     --------     --------     --------     --------
Net asset value, end of year...........   $  15.03      $  14.72     $  13.66     $  14.63     $  12.96
                                         ----------     --------     --------     --------     --------
                                         ----------     --------     --------     --------     --------
TOTAL RETURN(a)........................       8.65%        14.23%       (2.49)%      23.87%       13.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........   $112,800      $124,423     $126,254     $138,714     $114,654
Average net assets (000)...............   $120,122      $122,837     $139,166     $119,001     $120,708
Ratios to average net assets:
   Expenses, including distribution
      fees.............................       1.30%         1.31%        1.25%        1.30%        1.39%
   Expenses, excluding distribution
      fees.............................       1.05%         1.06%        1.02%        1.10%        1.19%
   Net investment income...............       3.38%         3.58%        3.39%        3.37%        4.16%
For Class A, B and C shares:
   Portfolio turnover rate.............         13%           15%          19%          14%          57%
   Average commission rate paid per
      share............................   $ 0.0542            --           --           --           --

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS                                 GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------


                                                                      Class B                                  Class C
                                           --------------------------------------------------------------     ----------
                                                                                                             Year Ended
                                                                                                              September
                                                              Year Ended September 30,                           30,
                                           --------------------------------------------------------------     ----------
                                              1996           1995         1994         1993        1992          1996
                                           ----------      --------     --------     --------     -------     ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...     $  14.71       $  13.66     $  14.63     $  12.97     $ 12.63      $  14.71
                                           ----------      --------     --------     --------     -------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................          .40            .39          .37          .34         .43           .40
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions........................          .74           1.34         (.82)        2.45        1.01           .74
                                           ----------      --------     --------     --------     -------     ----------
   Total from investment operations....         1.14           1.73         (.45)        2.79        1.44          1.14
                                           ----------      --------     --------     --------     -------     ----------
LESS DISTRIBUTIONS
Dividends from net investment income...         (.40)          (.38)        (.32)        (.37)       (.43)         (.40)
Distributions in excess of net
   investment income...................           --             --           --         (.01)         --            --
Distributions from net realized
   gains...............................         (.42)          (.30)        (.20)        (.75)       (.67)         (.42)
                                           ----------      --------     --------     --------     -------     ----------
   Total distributions.................         (.82)          (.68)        (.52)       (1.13)      (1.10)         (.82)
                                           ----------      --------     --------     --------     -------     ----------
Net asset value, end of period.........     $  15.03       $  14.71     $  13.66     $  14.63     $ 12.97      $  15.03
                                           ----------      --------     --------     --------     -------     ----------
                                           ----------      --------     --------     --------     -------     ----------
TOTAL RETURN(b)........................         7.90%         13.32%       (3.22)%      22.87%      12.23%         7.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........     $187,557       $227,189     $272,673     $185,259     $60,432      $    661
Average net assets (000)...............     $210,305       $237,983     $270,466     $ 90,254     $45,661      $    608
Ratios to average net assets:
   Expenses, including distribution
      fees.............................         2.05%          2.06%        2.02%        2.10%       2.19%         2.05%
   Expenses, excluding distribution
      fees.............................         1.05%          1.06%        1.02%        1.10%       1.19%         1.05%
   Net investment income...............         2.62%          2.83%        2.68%        2.59%       3.43%         2.66%


                                                             August 1,
                                                              1994(a)
                                                              through
                                                           September 30,
                                             1995              1994
                                         -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...     $ 13.66           $ 13.93
                                              -----             -----

Income from investment operations
Net investment income..................         .39               .06
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions........................        1.34              (.24)
                                              -----             -----

   Total from investment operations....        1.73              (.18)
                                              -----             -----

Less distributions
Dividends from net investment income...        (.38)             (.07)
Distributions in excess of net
   investment income...................          --                --
Distributions from net realized
   gains...............................        (.30)             (.02)
                                              -----             -----

   Total distributions.................        (.68)             (.09)
                                              -----             -----

Net asset value, end of period.........     $ 14.71           $ 13.66
                                              -----             -----
                                              -----             -----

TOTAL RETURN(b)........................       13.32%            (1.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........     $   563           $   226
Average net assets (000)...............     $   410           $   131
Ratios to average net assets:
   Expenses, including distribution
      fees.............................        2.06%             2.06%(c)
   Expenses, excluding distribution
      fees.............................        1.06%             1.06%(c)
   Net investment income...............        2.83%             2.46%(c)

---------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    Total return for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT                          GLOBAL UTILITY FUND, INC.


--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Global Utility Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Utility Fund, Inc. as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. as of September 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 14, 1996

                    APPENDIX I-GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.


ASSET ALLOCATION


    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION


    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION


    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING


    Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.


POWER OF COMPOUNDING


    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                     APPENDIX II-HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY


                                      CHART

               VALUE OF $1.00 INVESTED ON 1/1/26 THROUGH 12/31/96



                           VALUE OF $1.00 INVESTED ON
                             1/1/26 THROUGH 12/31/96

Small Stocks                                                           $4,495.99
Common Stocks                                                          $1,370.95
Long-Term Bonds                                                        $   33.73
Treasury Bills                                                         $   13.54
Inflation                                                              $    8.87


Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sectors

--------------------------------------------------------------------------------
                   '87    '88    '89    '90     '91   '92    '93    '94     '95
--------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS1             2.0%   7.0%   14.4 %  8.5 %  15.3%  7.2%  10.7%  (3.4)% 18.4%
--------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES2        4.3%   8.7%   15.4 % 10.7 %  15.7%  7.0%   6.8%  (1.6)% 16.8%
--------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE CORPORATE
BONDS3             2.6%   9.2%   14.1 %  7.1 %  18.5%  8.7%  12.2%  (3.9)% 22.3%
--------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS4             5.0%  12.5%    0.8 % (9.6)%  46.2% 15.8%  17.1%  (1.0)% 19.2%
--------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS5            35.2%   2.3%   (3.4)% 15.3 %  16.2%  4.8%  15.1%   6.0 % 19.6%
================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURN PERCENT    33.2%  10.2%   18.8 % 24.9 %  30.9%  11.0% 10.3%   9.9 %  5.5%
--------------------------------------------------------------------------------

1LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

(LEFT COLUMN)


This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

Average Annual Total Returns of Major World Stock Markets (1986-1995) (in U.S. dollars)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPH


                         Hong Kong           23.8%
                         Belgium             20.7%
                         Sweden              19.4%
                         Netherland          19.3%
                         Spain               17.9%
                         Switzerland         17.1%
                         France              15.3%
                         U.K.                15.0%
                         U.S.                14.8%
                         Japan               12.8%
                         Austria             10.9%
                         Germany             10.7%


Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



(RIGHT COLUMN)

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                      CHART

                                   1969-1995
            Capital Appreciation and Reinvesting Dividends--$186,208
                       Capital Appreciation Only--$66,913

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $9.2 TRILLION

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC


                         U.S.                     40.8%
                         Pacific
                         Basin                    28.7%
                         Europe                   28.3%
                         Canada                    2.2%


Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalizahon of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market caprtalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              Long U.S. Treasury Bond Yield in Percent (1926-1996)


                                      CHART

--------
Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P
500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC


              THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK &
                      BOND INDICES OVER THE PAST 20 YEARS
                              (12/31/75-12/31/95)*

Best Returns Zone              S&P 500        EAFE            Lehman Aggregate
With a Diversified Blend       37.6%          69.9%           32.6%
1/3 S&P 500 Index              -7.2%         -23.2%           -2.9%
1/3 EAFE Index
1/3 Lehman Aggregate Index


--------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past perfomance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III-INFORMATION RELATING TO PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide-one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31,1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals.

    Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.2

    Healthcare.   Over  two  decades  ago,   Prudential   introduced  the  first
federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    Prudential Mutual Fund Management is one of the fifteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers wno manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.


---------
1Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

2As of December 31, 1994.



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




    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

    Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    Trading Data.4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

-----------
3As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

4Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

5Based on 669 funds in  Lipper  Analytical  Services  categories  of Short  U.S.
 Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Govemment, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Govemment and Mortgage Funds.

6As of December 31, 1994.




                                      III-2

Information about Prudential Securities

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.7


    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).


    In  1995,  Prudential   Securities'  equity  research  team  ranked  8th  in
Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.8

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

-----------
7As of December 31, 1994.

8On an annual basis, Institutional Investor magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.







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